EXHIBIT 99.2

SETTLEMENT AND RELEASE AGREEMENT
AND
AMENDMENT TO EMPLOYMENT AGREEMENT

This SETTLEMENT AND RELEASE AGREEMENT AND AMENDMENT TO EMPLOYMENT AGREEMENT (this “Agreement”), is entered into as of February 14, 2013, by and between PERMA-FIX ENVIRONMENTAL SERVICES, INC., a Delaware corporation (“PESI”), SAFETY & ECOLOGY HOLDINGS CORPORATION, a Nevada corporation (“SEHC”), and SAFETY AND ECOLOGY CORPORATION, a Nevada corporation (“SEC”)(each of PESI, SEHC and SEC, a “PESI Party” and, collectively, the “PESI Parties”), on the one hand, and CHRISTOPHER P. LEICHTWEIS, an individual (“Chris Leichtweis”), and MYRA LEICHTWEIS, an individual (“Myra Leichtweis”) (each of Chris Leichtweis and Myra Leichtweis, a “Leichtweis Party” and, together, the “Leichtweis Parties”) on the other hand.  Each of the PESI Parties and the Leichtweis Parties is hereinafter referred to as a “Party” and collectively as the “Parties.”

WHEREAS, PESI, SEHC and HOMELAND SECURITY CAPITAL CORPORATION, a Delaware corporation (now known as Timios National Corporation, “TNC”) entered into that certain Stock Purchase Agreement dated as of July 15, 2011 (the “Purchase Agreement”), for the sale and purchase of all of the capital stock of SEHC (the “SEC Stock”) by TNC to PESI.  Capitalized words used and not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement;

WHEREAS, the Purchase Agreement was executed by, among other parties, Chris Leichtweis in his capacity as President and CEO of SEHC;

WHEREAS, pursuant to Section 6.3(t) of the Purchase Agreement, PESI agreed, inter alia, to the non-termination of that certain Indemnification Agreement dated January 20, 2011 (the “Indemnification Agreement”) by and between SEHC and SEC (together, the “SEC Parties”) and the Leichtweis Parties, pursuant to which the SEC Parties agreed to compensate the Leichtweis Parties in respect of certain indemnity and bond guarantees entered into by the Leichtweis Parties with third parties, regarding bonded projects for the benefit of the SEC Parties.

WHEREAS, in connection with the Purchase Agreement, PESI and Chris Leichtweis entered into that certain Employment Agreement dated October 31, 2011 (the “Employment Agreement”).

WHEREAS, the Purchase Agreement contained numerous representations, warranties and covenants made by SEHC;

WHEREAS, as a condition to closing of the Purchase Agreement, Chris Leichtweis executed, as President and CEO of SEHC, an officer’s certification, dated as of the Closing of the Purchase Agreement, certifying that, inter alia¸(i) the representations and warranties made by SEHC in the Purchase Agreement were true and correct at the Closing, subject to certain limitations; (ii) SEHC shall have performed and complied with, in all material respects, each of the covenants and obligations under the Purchase Agreement required to be performed or complied with by it at or prior to the Closing Date pursuant to the terms of the Purchase Agreement; and (iii) since the date of the Purchase Agreement, there shall not have been any Material Adverse Effect (as defined in the Purchase Agreement) with respect to SEHC or its subsidiaries that had occurred or was continuing.

WHEREAS, certain disputes have arisen between PESI, TNC and Leichtweis under the Purchase Agreement, in particular, (i) PESI’s claim of breach, asserted by PESI on or prior to the date hereof, of certain representations and warranties of TNC and SEHC relating to a certain contract with W. R. Grace and Co., identified as Curtis Bay Bldg. 23 (the “W.R. Grace Contract”); and (ii) PESI’s claim of breach, asserted by PESI on or prior to the date hereof, of the covenant of TNC and SEHC, set forth in Section 5.20 of the Purchase Agreement, that the GAAP Liabilities (as defined in the Purchase Agreement) of SEHC and its subsidiaries, on a consolidated basis, would not exceed $15,000,000 as of the Closing (together with the dispute described in clause (i) hereof relating to the W.R. Grace Contract, the “Disputed Claims”).

WHEREAS, resolution of the Disputed Claims may implicate the Indemnification Agreement and the Employment Agreement, to which either or both of the Leichtweis Parties are signatories.

WHEREAS, prior to the date of this Agreement, PESI made claims against TNC and Chris Leichtweis relating to the Disputed Claims, and PESI and the Leichtweis Parties have resolved such Disputed Claims relating to Chris Leichtweis as expressly set forth herein;

WHEREAS, in connection with the resolution of such claims made against Chris Leichtweis under the Purchase Agreement prior to the date hereof, the Parties desire to amend the following agreements between them as follows:  (a) the SEC Parties and the Leichtweis Parties shall terminate irrevocably all of their rights and obligations under Section 5 of the Indemnification Agreement relating to the obligation of the SEC Parties to pay, and the right of the Leichtweis Parties to receive, compensation at a rate of 0.75% of the value of bonds for which the Leichtweis Parties have entered into indemnities with third parties for the benefit of the Company (“Indemnitees’ Compensation”); and (b) the Employment Agreement shall be amended to decrease the annual Base Salary (as such term is defined in the Employment Agreement) of Chris Leichtweis by $30,000 per year for a period of three years (or, if the Employment Agreement is terminated earlier, through the date of such earlier termination) commencing the earlier to occur of (i) the date that PESI files its 2012 Form 10-K with the U. S. Securities and Exchange Commission (the “Commission”), or (ii) April 1, 2013.

NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.            Settlement of Claims.  As full and final settlement of all outstanding claims between the Parties relating to the Disputed Claims made against Chris Leichtweis under the Purchase Agreement as of the date hereof, the Parties hereby agree to the following transactions, all such transactions to be mutually conditioned upon the completion of such other transaction:

(a)           Termination of Section 5 of the Indemnification Agreement.   By their execution of this Agreement, each of the SEC Parties and the Leichtweis Parties hereby acknowledges and agrees that, effective as of the date hereof, Section 5 of the Indemnification Agreement, relating to the obligation of the SEC Parties to pay, and the right of the Leichtweis Parties to receive, the Indemnitees’ Compensation is irrevocably terminated and of no further force or effect, and each of the Leichtweis Parties hereby waives any claim thereto, including, but not limited to, any accrued and unpaid amount of Indemnitees’ Compensation.

(b)          Amendment of Employment Agreement.  Section 3.2 of the Employment Agreement is hereby amended and restated in its entirety as set forth below:

Section 3.2.                      Adjustment to Base Salary.  As of January 1, 2013, the Base Salary is $324,480.  Commencing the earlier to occur of (i) the date that PESI files its 2012 Form 10-K with the Commission, or (ii) April 1, 2013, and continuing for a period of three years from such date (of, if the Employment Agreement is earlier terminated, through the date of such earlier termination), the Base Salary shall be decreased by an annual amount equal to $30,000, with the cumulative effect of such decrease being an aggregate $90,000 over the full three-year term of such adjustment.  Except as specifically provided by the foregoing sentence, the Base Salary may be increased, but not be reduced, from time to time as determined by and in the sole discretion of the Compensation Committee.

Notwithstanding anything in the Employment Agreement to the contrary, reduction in the Base Salary of Chris Leichtweis under the Employment Agreement pursuant to the terms of the amended and restated Section 3.2 as provided above shall not be considered “Good Reason” under the Employment Agreement.  Except as expressly amended by the foregoing amended and restated Section 3.2 of the Employment Agreement, the Employment Agreement shall remain in full force and effect.  Any references in the Employment Agreement to “Base Salary” shall mean the Base Salary as so adjusted by this amended and restated Section 3.2 of the Employment Agreement.

2.            Leichtweis’ Assistance in Obtaining Necessary Approvals.  In connection with that certain Settlement and Release Agreement entered or to be entered into by and between PESI, SEHC and TNC relating to the Disputed Claims (the “TNC Settlement Agreement”), Chris Leichtweis agrees to use his best efforts to obtain any waivers and releases from the Management Investors (as such term is defined in the Purchase Agreement) required in connection with the consummation of the TNC Settlement Agreement, with respect to any claim of right or interest by such persons in the Escrow Agreement and the Promissory Note that are afforded such persons by reason of that certain Exchange Agreement dated as of October 31, 2011.

3.            Mutual Releases.

(a)            Certain Definitions.  As used herein, the following terms shall have the following meanings:

“Associated Party” means, with respect to any specified Person, to the extent applicable, such Person’s (i) predecessors, successors, executors, administrators, trusts, spouse, heirs and estate, (ii) past, present and future assigns, agents and representatives, (iii) each entity that such Person has the power to bind (by such Person’s acts or signature) or over which such Person directly or indirectly exercises control and (iv) each entity of which such Person owns, directly or indirectly, a majority of the outstanding equity, beneficial, proprietary, ownership or voting interests; provided, however, as to the Leichtweis Parties the term “Associated Party” does not include the PESI Parties or TNC.

“Claims” mean and include any and all agreements, causes of action, claims, commitments, contracts, controversies, covenants, indebtedness, debts, damages, demands, disputes, obligations, liabilities, rights and suits of every kind and nature, whether in law or equity, whether known or unknown, matured or unmatured, accrued or unaccrued, liquidated or unliquidated, asserted or unasserted, fixed or contingent, and whether sounding in contract, statute, tort, fraud, misrepresentation or other legal theory.

“PESI Releasee” means the PESI Parties, each of their respective present and former directors, officers, employees, stockholders, agents and representatives, and the respective affiliates (including all subsidiaries), successors and assigns of each of the foregoing.

“Leichtweis Releasee” means Chris Leichtweis, Myra Leichtweis, their agents and representatives, and the respective affiliates, successors and assigns of each of the foregoing.

“Released Claims” means, (i) with respect to Section 3(b) below, Claims which either of the Leichtweis Parties and/or any of their Associated Parties has had or claims to have had, now has or claims to have, or may in the future have against any PESI Releasee by reason of any matter, cause or thing whatsoever arising from, connected with, or in any way relating to or resulting from the Disputed Claims; and (ii) with respect to Section 3(c), Claims which any of the PESI Parties and/or any of their respective Associated Parties has had or claims to have had, now has or claims to have, or may in the future have against any Leichtweis Releasee by reason of any matter, cause or thing whatsoever arising from, connected with, or in any way relating to or resulting from the Disputed Claims; provided, however, that the foregoing releases  shall not apply to, and shall not relieve any party hereto from, its obligations under this Agreement or the Employment Agreement, as amended pursuant to this Agreement, or the Indemnification Agreement, as amended pursuant to this Agreement.

(b)           Release by the Leichtweis Parties.  Effective as of the date hereof, each of the Leichtweis Parties, on behalf of themselves and each of their Associated Parties:

(i)          releases and forever discharges each PESI Releasee of and from each Released Claim;

(ii)         waives the benefits of, and any rights arising under, any statute or common law principle that would provide that the foregoing release does not extend to claims that such Leichtweis Party does not know or suspect to exist at the time of executing this Agreement;

(iii)        represents and warrants that (A) neither he nor she, as applicable, nor any of their Associated Parties, has assigned, transferred, or purported to assign or transfer, to any Person any Released Claim, (B) to his or her best knowledge, no other Person or entity has any interest in any of the Released Claims, (C) this Agreement has been duly and validly executed and delivered by such Leichweis Party, (D) this Agreement is a valid and binding obligation of such Leichtweis Party, and is enforceable against him or her in accordance with its terms, and (E) no authorization, instruction, consent or approval of any Person is required to be obtained by such Leichtweis Party, in connection with the execution and delivery of this Agreement or the performance hereof; and

(iv)        irrevocably covenants to refrain from asserting any claim or demand, or commencing, instituting or causing to be commenced, any proceeding of any kind against any PESI Releasee based upon any Released Claim.

(c)            Release by PESI and SEC.  Effective as of the date hereof, each of the PESI Parties, on behalf of itself and each of their respective Associated Parties:

(i)          releases and forever discharges each Leichtweis Releasee of and from each Released Claim;

(ii)         waives the benefits of, and any rights arising under, any statute or common law principle that would provide that the foregoing release does not extend to claims that such PESI Party does not know or suspect to exist at the time of executing this Agreement;

(iii)        represents and warrants that  (A) neither such PESI Party nor any of their respective Associated Parties has assigned, transferred, or purported to assign or transfer, to any Person any Released Claim, (B) to the best knowledge of such PESI Party, no other Person or entity has any interest in any of the Released Claims, (C) this Agreement has been duly and validly executed and delivered by such PESI Party, (D) this Agreement is a valid and binding obligation of such PESI Party, and is enforceable against it in accordance with its terms, and (v) no authorization, instruction, consent or approval of any Person is required to be obtained by such PESI Party in connection with the execution and delivery of this Agreement or the performance hereof (other than the consent of the Board of Directors of such PESI Party, which consent has been obtained); and

(iv)        irrevocably covenants to refrain from asserting any claim or demand, or commencing, instituting or causing to be commenced, any proceeding of any kind against any Leichtweis Releasee based upon any Released Claim.

4.	Miscellaneous.

(a)            Entire Agreement.  This Agreement states the entire agreement of the Parties concerning the subject matter hereof, and supersedes all prior agreements, written or oral, between or among them concerning such subject matter.

(b)           Amendments; Waivers.  This Agreement may be amended only by the written agreement of each of the Parties, and compliance with any provision of this Agreement may be waived only by the written agreement of the party that is adversely affected by such waiver.

(c)            Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors, heirs, personal representatives, legal representatives, and permitted assigns.  No Party hereto shall assign or otherwise transfer this Agreement or any of its rights hereunder, or delegate any of its obligations hereunder, without the prior written consent of the other Parties.

(d)            Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, in any jurisdiction, such term or provision shall be ineffective to the extent of such invalidity or unenforceability, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such term or provision in any other jurisdiction.

(e)            Further Assurances.  The Parties hereto agree to use their respective reasonable best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

(f)             Governing Law; Venue; Waiver of Jury Trial. This Agreement shall be governed by the laws of the State of Delaware without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause application of the laws of any jurisdiction other than the State of Delaware.  Each of the Parties irrevocably submits to the exclusive jurisdiction of the Delaware Court of Chancery for the purpose of any action arising out of or relating to this Agreement.  Each of the Parties to this Agreement agrees that a final judgment in such jurisdiction in any action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law.  Each of the Parties waives any right to trial by jury with respect to any action related to or arising out of this Agreement or any transaction contemplated hereby.

(g)            Counterparts. This Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of all Parties, but all of which counterparts when taken together will constitute one and the same agreement.  Facsimile signatures and pdf copies of signature pages, shall constitute original signatures for all purposes of this Agreement.  This Agreement shall become effective when each Party shall have received a counterpart hereof signed by the other Parties.

(h)            Representation by Counsel; Costs, Expenses and Attorneys’ Fees.  Each Party acknowledges that it has been advised by legal and any other counsel retained by such Party in its sole discretion.  Each Party acknowledges that such Party has had a full opportunity to review this Agreement and to negotiate this Agreement in its sole discretion, without any undue influence by any other Party or any third party.  Each Party has made its own independent investigation of the facts and law pertaining to this settlement and this Agreement, and of all matters related thereto, to the full extent such Party deems necessary or advisable.  Each Party shall bear its or his own costs, expenses and attorneys’ fees incurred in connection with the matters covered by this Agreement.

(i)             Construction.  The Parties have participated jointly in the negotiations and drafting of this Agreement and in the event of any ambiguity or question of intent or interpretation, no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

(j)             Headings.  The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

(k)            Nouns and Pronouns.  Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa.

(l)             No Waivers.  No waiver by any Party, whether express or implied, of its rights under any provision of this Agreement shall constitute a waiver of the Party’s rights under such provisions at any other time or a waiver of the Party’s rights under any other provision of this Agreement.  No failure by any party to take any action against any breach of this Agreement or default by another Party shall constitute a waiver of the former Party’s right to enforce any provision of this Agreement or to take action against such breach or default or any subsequent breach or default by the other Party.

(Remainder of this page left intentionally blank. Signature page(s) to follow.)

NOW, THEREFORE, the Parties have executed this Settlement and Release Agreement as of the date first written above.

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

By:	/s/Lou Centofanti
Name: Lou Centofanti
Title: CEO

SAFETY & ECOLOGY HOLDINGS CORPORATION

By:	/s/Lou Centofanti
Name: Lou Centofanti
Title: CEO

SAFETY AND ECOLOGY CORPORATION

By:	/s/Lou Centofanti
Name: Lou Centofanti
Title:

/s/Christopher P. Leichtweis
CHRISTOPHER P. LEICHTWEIS

/s/Myra Leichtweis
MYRA LEICHTWEIS